SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                Date of Report: September 8, 1998
                (Date of earliest event reported)



                    COCA-COLA ENTERPRISES INC.
      (Exact name of Registrant as specified in its charter)


   Delaware               1-9300                 58-0503352
  (State of         (Commission File No.)      (IRS Employer
incorporation)                               Identification No.)


         2500 Windy Ridge Parkway, Atlanta, Georgia 30339
   (Address of principal executive offices, including zip code)



                          (770) 989-3000
       (Registrant's telephone number, including area code)


















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          Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits

         1.01  Terms Agreement dated as of September 8, 1998
               relating to the offer and sale of the 6.75%
               Debentures Due 2028 (the "Debentures").

         4.01  Forms of the Debentures.


















































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                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COCA-COLA ENTERPRISES INC.
                                      (Registrant)

                                  S/ LOWRY F. KLINE
                              By:-------------------------------
                              Name:   Lowry F. Kline
                              Title:  Executive Vice President
                                      and General Counsel

Date: September 21, 1998









































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                          EXHIBIT INDEX

Exhibit No.                                                  Page

          1.01      Terms Agreement dated as of
                    September 8, 1998 relating to the
                    offer and sale of the 6.75% Debentures
                    Due 2028 (the "Debentures").

          4.01      Forms of the Debentures.

















































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